Exhibit 10.24(a)

SECOND AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Second Amendment to Amended and Restated Employment Agreement (the “Second Amendment”) is made and entered into as of the 8th day of July, 2004, by and between Casey’s General Stores, Inc., an Iowa corporation (the “Company”) and John G. Harmon (“Harmon”).

WHEREAS, the Company and Harmon are parties to an Amended and Restated Employment Agreement dated as of October 24, 1997, as amended by a First Amendment to Amended and Restated Employment Agreement dated as of June 12, 2001 (together, the “Agreement”), providing for Harmon’s employment as Corporate Secretary of the Company under the terms and conditions set forth therein; and

WHEREAS, the Agreement provides for Harmon to be employed thereunder until August 1, 2004; and

WHEREAS, the Company and Harmon now have agreed to extend the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Second Amendment, the parties hereto agrees as follows:

1. Amendment of Section 2 of Agreement. Section 2 of the Agreement is hereby amended to read as follows:

2. Employment and Term. The Company agrees to employ Harmon, and Harmon agrees to serve the Company, as Senior Vice President and Secretary of the Company until August 1, 2007, unless his employment is otherwise terminated as provided herein; provided, however, that in the event of a Change of Control during the foregoing Employment Period, this Agreement shall continue in full force and effect for an additional period of three (3) years following the expiration of the Employment Period (until August 1, 2010).

2. Ratification. Except as set forth herein, the terms and conditions of the Agreement are hereby ratified, confirmed and approved.

3. Effective Date of Second Amendment. The Second Amendment provided for herein shall be deemed effective as of July 8, 2004.

IN WITNESS WHEREOF, the respective parties have caused this Second Amendment to be executed as of the day and year first above written.

CASEY’S GENERAL STORES, INC.

By:	/s/ RONALD M. LAMB
Ronald M. Lamb,
Chief Executive Officer

ATTEST:

By:	/s/ ELI J. WIRTZ
Eli J. Wirtz, Assistant Secretary

/s/ JOHN G. HARMON
John G. Harmon